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                                                                       Exhibit 2





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                 I.I.S. INTELLIGENT INFORMATION SYSTEMS LIMITED

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                 FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 23, 2001


The undersigned shareholder of IIS Intelligent Information Systems Ltd. (the "Company") appoints Mr. Robi Hartman, or in his absence, Mr. Danny Shavit, with power of substitution, the attorneys, agents and proxies of the undersigned and authorizes him to represent and vote on behalf of the undersigned, as designated, all of the shares of the Company that the undersigned is entitled to vote at the Annual General Meeting of Shareholders of the Company to be held at 10:30 a.m. Israeli time on December 23, 2001, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with the discretionary authority as to any other matters that properly come before the Annual General Meeting, in accordance with and as described in the Notice of Annual General Meeting of Shareholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If this proxy is returned without direction being given, this proxy will be voted FOR proposals 1 through 3.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR each of the proposals named on the reverse side.

              (Continued and to be dated and signed on other side)

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                        Please date, sign and mail your
                      proxy card back as soon as possible!

                     Annual General Meeting of Shareholders
                 I.I.S. INTELLIGENT INFORMATION SYSTEMS LIMITED

                               December 23, 2001










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
                                        \/ Please Detach and Mail in the Envelope Provided \/

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
A [X] Please mark your
      votes as in this
      example.




                        FOR   AGAINST                                                                        FOR   AGAINST ABSTAIN
  1. Election of        [_]     [_]                     2. Receipt and consideration of the Directors'       [_]     [_]     [_]
     Dr. Yael Ilan                                         Report and the Audited Consolidated Financial
     as a director                                         Statements of the Company and its subsidiaries
     of the Company.                                       for the year ended December 31, 2000.

                                                        3. Ratification of the appointment of the Company's  [_]     [_]     [_]
                                                           Independent Auditors.

                                                        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                                                        USING THE ENCLOSED ENVELOPE.











Signature                         Dated:          , 2001  Signature if held jointly                           Dated:          , 2001
         ------------------------        ---------                                 --------------------------        ---------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenders, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. The above signed acknowledged receipt of the Notice of the Annual General Meeting of Shareholders and the Proxy Statement
      furnished therewith in which the above resolutions are more fully detailed.
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